AEGON/TRANSAMERICA SERIES TRUST

Supplement dated December 1, 2005 to the Prospectus dated May 1, 2005, as previously supplemented

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MFS High Yield

The following supplements, amends and replaces the information that currently appears under Management – Portfolio Manager on page MFSHY-4 in your prospectus:

Portfolio Managers:

John F. Addeo, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998.

Scott B. Richards, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

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J.P. Morgan Enhanced Index

The following supplements, amends and replaces the information relating to Cris Posada that currently appears under Management – Portfolio Managers on page JPMEI-4 in your prospectus:

Raffaele Zingone, CFA, Vice President of J. P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

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PIMCO Total Return

The following supplements, amends and replaces the information that currently appears under Management – Portfolio Managers on page PIMCO-4 in your prospectus:

Pasi Hamalainen is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Pasi Hamalainen, is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO’s head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm’s mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor’s degree in both electrical engineering and finance from the University of Pennsylvania and a master’s degree in finance from The Wharton School at the University of Pennsylvania.

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Investors Should Retain This Supplement For Future Use

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